EXHIBIT 32.1
                                                                    ------------


    CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report of iVoice Technology, Inc. (the "COMPANY"), on Form 10-QSB for the period ending June 30, 2007, as filed with the Securities Exchange Commission on the date hereof (the "REPORT"), the undersigned, in the capacities and on the date indicated below, I, Jerome Mahoney, hereby certify, pursuant to and solely for the purpose of 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date: August 14, 2007                  By: /s/ Jerome Mahoney
                                           -------------------------------------
                                           Jerome Mahoney
                                           President, Chief Executive Officer
                                           and Chief Financial Officer